UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2011

WEST BANCORPORATION, INC.
(Exact Name of Registrant as Specified in its Charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 22nd Street, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (515) 222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 31, 2011, West Bancorporation, Inc. entered into a letter agreement and paid the United States Department of the Treasury $700,000 for a stock warrant held by the Treasury under the Capital Purchase Program. The warrant allowed the Treasury to cause West Bancorporation to issue 474,100 additional shares of common stock and sell the stock to the Treasury at $11.39 per share. The warrant will be canceled. Purchase of the warrant ends West Bancorporation's participation in the Capital Purchase Program. A copy of the letter agreement is attached as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1: Letter Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

August 31, 2011	By:	/s/ Douglas R. Gulling
Name: Douglas R. Gulling
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Letter Agreement